UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2023 (September 7, 2023)

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1801 California Street, Suite 3500

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 893-0012

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (par value, $0.01 per share)	SUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreement

On September 7, 2023, Summit Materials, Inc., a Delaware corporation (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Argos North America, Corp., a Delaware corporation (“Argos USA”), Cementos Argos S.A., a sociedad anónima incorporated in the Republic of Colombia (“Cementos Argos”), Argos SEM LLC, a Delaware limited liability company (“Argos SEM”) and Valle Cement Investments, Inc., a sociedad anónima incorporated in the Republic of Panama (“Valle Cement” and, together with Argos SEM, the “Argos Parties”), pursuant to which, upon the terms and subject to the conditions set forth therein, the Company will acquire all of the outstanding equity interests of Argos USA from the Argos Parties (the “Transaction”). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the respective meanings ascribed to such terms in the Transaction Agreement.

Under the terms and conditions of the Transaction Agreement, the aggregate consideration to be paid to Cementos Argos (on behalf of the Argos Parties) in the Transaction will consist of (i) $1,200,000,000 of cash (subject to customary adjustments), (ii) 54,720,000 shares of Class A common stock, par value $0.01 per share, of the Company (the “Class A Consideration”) and (iii) one share of preferred stock of the Company (the “Preferred Share” and, together with the Class A Consideration, the “Stock Consideration”).

The board of directors of the Company (the “Company Board”) has unanimously (i) determined that the terms of the Transaction Agreement and the Transaction are fair to and in the best interests of the Company and its stockholders, (ii) approved and declared advisable the Transaction Agreement and the Transaction, (iii) directed that the issuance of Class A Consideration and the Preferred Share be submitted to the Company’s stockholders for approval (the “Proposals”) and (iv) resolved, subject to Section 6.04 of the Transaction Agreement, to recommend that the Company’s stockholders vote in favor of the Proposals.

The Transaction Agreement provides that the closing of the Transaction (the “Closing”) is subject to the satisfaction or waiver of customary closing conditions, including, among others, (i) the accuracy of the representations and warranties of each party (subject to specified materiality standards), (ii) compliance by each party in all material respects with their respective covenants, (iii) approval by the holders of a majority of votes cast of the outstanding shares of the Company’s common stock present or represented by proxy at a special meeting of the Company’s stockholders (the “Company Stockholder Approval”) of the issuance of the Stock Consideration, in accordance with the rules and regulations of the New York Stock Exchange, (iv) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (v) the absence of any applicable law or order that prohibits, enjoins, restrains or makes illegal the consummation of the Transactions or imposes certain burdensome conditions and (vi) in the Company’s case, the absence of a continuing material adverse effect with respect to Argos USA or, in the other parties’ case, the absence of a continuing material adverse effect with respect to the Company, as applicable, since the date of execution of the Transaction Agreement. The Company Stockholder Approval is required to issue the Stock Consideration to Cementos Argos.

The Argos Parties, Cementos Argos, Argos USA and the Company have made customary representations and warranties in the Transaction Agreement. The Transaction Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of Argos USA’s, Cementos Argos’s and the Argos Parties’ businesses during the period between the execution of the Transaction Agreement and the Closing, (ii) the conduct of the Company’s businesses during the period between the execution of the Transaction Agreement and the Closing and (iii) the efforts of the parties to cause the Transaction to be completed.

The Company has agreed not to (i) solicit, initiate, propose or take any action to knowingly facilitate or encourage the submission of any alternative transaction proposal, (ii) enter into or knowingly participate in any discussions or negotiations with, furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or otherwise knowingly cooperate with, any third party, in each case relating to an alternative transaction proposal, (iii) withhold the Company Board Recommendation, or fail to include the Company Board Recommendation in the proxy statement on Schedule 14A (the “Proxy Statement”) to be filed in connection with the Transaction in accordance with the Company Stockholder Approval, (iv) other than with respect to a tender offer or exchange offer, within 10 business days of Cementos Argos’s written request, fail to make or reaffirm the Company Board Recommendation following the date any alternative transaction proposal or any material modification thereto is first published or broadly sent or given to the stockholders of the Company (provided that Cementos Argos will be entitled to make such a written request for reaffirmation only once for each alternative transaction proposal and for each material modification to such alternative transaction proposal), (v) fail to recommend against any alternative transaction proposal that is a tender offer or exchange offer under the 1934 Act within 10 business days after the commencement (within the meaning of Rule 14d-2 under the 1934 Act) of such tender offer or exchange offer or (vi) enter into any agreement in principle, letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, option agreement, share exchange agreement, joint venture agreement, other agreement or other similar instrument providing for, or that would reasonably be expected to lead to, an alternative transaction proposal (except that the foregoing will not prohibit the Company or any of its Subsidiaries from amending, modifying or granting any waiver or release under any standstill, confidentiality or similar agreement of the Company or any of its Subsidiaries in connection with the Company Board’s exercise of its fiduciary duties), subject, in each case, to certain exceptions that would permit the Company to consider and recommend certain superior proposals if the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board, or to terminate the Transaction Agreement to accept certain superior proposals (if prior to receipt of the Company Stockholder Approval) if the failure to do so would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board.

The Transaction Agreement provides that the Company will be subject to certain restrictions on its ability to provide non-public information to third parties and to engage in discussions with third parties regarding alternate transactions, subject to customary exceptions. The Company is required to call a meeting of its shareholders to approve the issuance of the Stock Consideration in accordance with the rules and regulations of the New York Stock Exchange and, subject to certain exceptions, to recommend that its stockholders approve such issuance.

The Transaction Agreement also provides for certain termination rights for both the Company and the Argos Parties, including if the Transaction is not consummated on or before 445 days from the execution of the Transaction Agreement (the “End Date”) or on a change of recommendation of the Transaction by the Company Board.

Upon termination of the Transaction Agreement under certain circumstances, including, but not limited to, the termination (i) by the Company prior to receipt of the Company Stockholder Approval to enter into a written definitive agreement with a third party for a superior proposal, (ii) by Cementos Argos following an adverse recommendation change by the Company Board, and (iii) prior to receipt of the Company Stockholder Approval, (a)(A) by Cementos Argos due to a material misrepresentation or breach of warranty or breach of covenant of the Transaction Agreement by the Company or (B) by Cementos Argos or the Company due to the Closing having not been consummated on or before the End Date or the Company Stockholder Approval having not been obtained, (b) after the date of the Transaction Agreement and prior to the date of termination (in the case of a termination due to the End Date or a material breach) or the date of the meeting of the holders of the Company’s common stock seeking the Company Stockholder Approval (in the case of a termination due to failure to obtain the Company Stockholder Approval), an alternative transaction proposal will have been publicly announced and not withdrawn and (c) within 12 months after the date of such termination, the Company enters into a definitive agreement with respect to an alternative transaction proposal or an alternative transaction proposal is subsequently consummated, the Company will be obligated to pay Cementos Argos a fee of $100,000,000.

The representations, warranties and covenants contained in the Transaction Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Transaction Agreement, (ii) are subject to materiality qualifications contained in the Transaction Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Transaction Agreement or such other date as is specified in the Transaction Agreement and (iv) have been included in the Transaction Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Transaction Agreement is included with this filing only to provide investors with information regarding the terms of the Transaction Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Transaction Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Transaction Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Company’s Proxy Statement, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

This Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Transaction. In connection with the Transaction, the Company plans to file with the SEC a Proxy Statement. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Transaction. The issuance of the stock consideration for the Transaction will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Transaction.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transaction. Information about the directors and executive officers of the Company and their ownership of common stock of the

Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 16, 2023 and in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 10, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “outlook,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following:

–     the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between us and Argos USA;

–     the outcome of any legal proceedings that may be instituted against us, Argos USA or Cementos Argos;

–     the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction);

–     the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which we and Argos USA operate;

–     the ability to promptly and effectively integrate our business and the businesses of Argos USA;

–     the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;

–     reputational risk and potential adverse reactions of our or Argos USA’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction;

–     the dilution caused by our issuance of additional shares of capital stock in connection with the Transaction;

–     the diversion of management’s attention and time from ongoing business operations and opportunities on Transaction-related matters; and

–     the impact of the global COVID-19 pandemic on our or Argos USA’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*†	Transaction Agreement, dated September 7, 2023, among Summit Materials, Inc., Argos North America, Corp., Cementos Argos S.A., Argos SEM LLC, Valle Cement Investments, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

† Certain sensitive personally identifiable information in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

DATED: September 8, 2023	By:	/s/ Christopher B. Gaskill
	Name:	Christopher B. Gaskill
	Title:	EVP, Chief Legal Officer & Secretary